SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           Form 8-K

                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):           October 27, 1997


                   Stone Container Corporation
    (Exact name of registrant as specified in its charter)


Delaware                    1-3439                36-2041256
(State or other           (Commission            (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)


150 North Michigan Avenue, Chicago, Illinois              60601
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number,
including area code:   (312) 346-6600


                                N/A
(Former name or former address, if changed since last report.)









Item 5.  Other Events

          On October 27, 1997, Stone Container Corporation (the "Company") issued a press release announcing its intention, among other things, to sell Stone Container (Canada), Inc. and monetize its remaining pulp assets. Proceeds from these transactions, if consummated, will be used to repay indebtedness. The press release is attached as Exhibit 99 hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

          The exhibits accompanying this report are listed in the accompanying Exhibit Index.



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STONE CONTAINER CORPORATION


                                    By:/s/ LESLIE T. LEDERER
                                       Leslie T. Lederer
                                       Vice President, Secretary
                                       and Counsel


Date:  October 27, 1997


                        EXHIBIT INDEX


   The following exhibit is filed herewith as noted below:


Exhibit No.                          Exhibit

   99                     Press release issued by Stone Container
                          Corporation dated October 27, 1997